                                                                   EXHIBIT 10.72

                           LOAN AND SECURITY AGREEMENT


DATE:      January 30, 2003

PARTIES:   LAKES CALIFORNIA LAND DEVELOPMENT, Inc.
           130 Cheshire Lane
           Minnetonka, MN 55305                                ("Secured Party")

           LAKES ENTERTAINMENT, INC.
           130 Cheshire Lane
           Minnetonka, MN 55305                                ("Secured Party")

           LAKES SHINGLE SPRINGS, INC.
           130 Cheshire Lane
           Minnetonka, MN 55305                                ("Secured Party")

           LAKES JAMUL, INC.
           130 Cheshire Lane
           Minnetonka, MN 55305                                ("Secured Party")

           LAKES KAR SHINGLE SPRINGS, L.L.C.
           130 Cheshire Lane
           Minnetonka, MN 55305                                ("Secured Party")

           LAKES KEAN ARGOVITZ RESORTS-CALIFORNIA, L.L.C.
           130 Cheshire Lane
           Minnetonka, MN 55305                                ("Secured Party")

           KEVIN M. KEAN
           210 E. Flamingo Rd. #101
           Las Vegas, NV 89109-4707
           Social Security Number:  ###-##-####                       ("Debtor")


                                R E C I T A L S:

      WHEREAS, on the date hereof, Lakes Shingle Springs, Inc., Lakes Entertainment, Inc., Lakes KAR Shingle Springs, L.L.C. and the Debtor have entered into that certain Consent and Agreement to Buyout and Release (the "Shingles Springs Buyout Agreement"); and

      WHEREAS, on the date hereof, Lakes Entertainment, Inc., Lakes Jamul, Inc., and Lakes Kean Argovitz Resorts-California, L.L.C. and the Debtor have entered into that certain Consent and Agreement to Buyout and Release (the "Jamul Buyout Agreement"); and


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


      WHEREAS, in connection with entering into the Jamul Buyout Agreement, Lakes California Land Development, Inc. ("Lakes California") has agreed to provide certain loans to the Debtor which shall be secured by the rights and payments to be received by the Debtor under each of the Jamul Buyout Agreement and the Shingle Springs Buyout Agreement (collectively, the "Buyout Agreements") and any additional documents and agreements to be entered into as contemplated thereby, all pursuant to the terms and conditions set forth herein and in the Buyout Agreements;

      WHEREAS, the Debtor and Jerry A. Argovitz ("Argovitz") are the sole members of Land Baron West, LLC, a California limited liability company ("Land Baron"); and Land Baron and the Lakes California are the sole members of 2022 Ranch, LLC, a California limited liability company ("2022 Ranch"), the principal purpose and the formation of which entity was to acquire a 2022 acre parcel of unimproved real property in San Diego County, California known as the "Honey Springs Ranch" (the "Property") to hold for resale or exchange; and in connection with the acquisition of the Property, 2022 Ranch executed that certain Promissory Note dated as of May 9, 2000 and made payable to the order of Home Springs Ranch, LLC in the original principal amount of $4,000,000 (the "Honey Springs Note");

      WHEREAS, under the terms of the Operating Agreement dated effective as of May 4, 2000 (date of filing of the Articles of 2022 Ranch) between Land Baron and Lakes California, such parties each agreed under Section 2 of such Operating Agreement to contribute cash on a fifty/fifty (50/50) basis to 2022 Ranch as may be necessary to timely pay the interest and principal on the Note, plus property tax and other incidental costs and expenses of owning the Property; and pursuant to the organizational agreements of Land Baron, Argovitz and Debtor have agreed to contribute such cash on a fifty/fifty (50/50) basis to Land Baron as may be necessary to permit Land Baron to fund its obligations with respect to the Honey Springs Note and the Property described above;

      WHEREAS, part of the loan to be provided hereunder is to be used to fund the Debtor's obligations to make the contributions to Land Baron for funding the balloon payment on the Honey Springs Note when due (the "Honey Springs Obligation").

                              A G R E E M E N T S:

      NOW THEREFORE, IN CONSIDERATION of one dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Loan and Note. From time to time and subject to the terms and conditions set forth herein, Lakes California agrees to make advances to the Debtor up to but not in excess of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the "Loan"), which Loan and advances thereof shall be evidenced by that certain Promissory Note of even date herewith executed by the Debtor and payable to the order of Lakes California (as heretofore and hereafter amended, supplemented or renewed from time to time, the "Note"). The Loan shall be a multiple advance loan but shall not be a revolving loan. Notwithstanding the foregoing, the Debtor's right to obtain advances under the Loan shall be subject to the following limitations:



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            (a)   Debtor may obtain advances of up to Two Hundred Fifty Thousand
Dollars ($250,000) upon written request to Secured Party, the proceeds of which may be used for any purpose in the sole discretion of the Debtor; and

            (b) The balance of remaining available advances under the Loan equal to One Million Dollars ($1,000,000) shall be reserved and may be obtained upon request by the Debtor only (a) if Lakes California has decided to and has funded its share of the Honey Springs Obligation (i.e. the balloon payment on the Honey Springs Note) when the same becomes due, and (b) for the purpose of paying the Debtor's share of such Honey Springs Obligation (i.e. the balloon payment on the Honey Springs Note); and the Debtor further agrees that if Lakes California has funded its share thereof but the Debtor has not paid its share of the Honey Springs Obligation when the same becomes due, Lakes California may, at its option and sole discretion, make an advance on the Loan to pay the same without further notice to or consent of the Debtor.

      Outstanding principal under the Note shall accrue interest and principal and interest shall be repaid each in accordance with the terms and provisions set forth in the Note. In addition to any other remedies of Lakes California provided herein, upon the occurrence of any event, circumstance or condition constituting an Event of Default, Lakes California may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Debtor and the Bank) immediately suspend its obligation, if any, to make additional advances to the Debtor.

      Each time the Debtor desires to obtain a Loan advance, such request shall be in writing (which may be by telecopy) or by telephone promptly confirmed in writing, and must be given so as to be received by Lakes California not later than 11:00 a.m., Minneapolis time, on the date of the requested advance. Each request for an advance shall specify (i) the borrowing date (which shall be a day (other than a Saturday, Sunday or legal holiday in the State of Minnesota) on which state banks are permitted to be open in Minneapolis, Minnesota) and
(ii) the amount of such advance. Subject to the terms hereof, the amount of the requested advance will be available to the Debtor in immediately available funds not later than two (2) business days after the date requested. At the time of making a request for any advance, Lakes California may require as a condition to such advance that the Debtor provide copies of any documents, invoices and other information supporting any costs to be paid by such advance.

      Lakes California shall record in its records the date and amount of each advance of the Loan, and each repayment thereof. The aggregate unpaid principal and interest amounts so recorded shall be presumptive evidence thereof as owing and unpaid by the Debtor absent manifest error. Failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations of the Debtor to repay such principal and interest.

      2. Grant of Security Interest and Collateral. In order to secure payment of all of the Debtor's debts, liabilities, obligations, covenants, warranties, and duties to each Secured Party under and pursuant to the Note, this Agreement, the Kean Residential Loan Obligations (as defined in the Buyout Agreements), the Buyout Agreements, each "Consulting Agreement" (as respectively defined in the Buyout Agreements), to the extent assumed by Debtor, each of the KARSS Note and the KAR Note (as respectively defined in the Buyout Agreements) and any other agreements, documents and/or instruments now or hereafter executed by the Debtor in favor of any Secured Party in connection therewith or related thereto (as heretofore and hereafter amended, collectively, the "Loan Documents"), each whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, and including principal, interest, collection costs and expenses (including, without limitation, reasonable attorneys' fees) and other charges related to any of the foregoing (collectively referred to herein as the "Secured Obligations"), Debtor hereby grants each Secured Party a security interest (the "Security Interest") in the following property each whether now owned or hereafter acquired (collectively the "Collateral"):

            (a) Membership Rights and Rights to Payment: Each and every right of Debtor to the Membership Rights and the Rights to Payment (as each of such terms are hereinafter defined), whether such interest or right to payment now exists or hereafter arises, whether such interest or right to payment is or is not already earned by performance, and howsoever such interest or right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor;

together with all substitutions and replacements for any of the foregoing property and any and all profits, income, dividends, distributions, instruments, other rights and general intangibles and proceeds of or arising from any and all of the foregoing property. As used herein the following terms have the following meaning:

            (i) The term "Membership Interests" shall mean the now existing or hereafter acquired membership or other equity interests of the Debtor in each of Land Baron, Lakes KAR Shingle Springs, L.L.C., a Delaware limited liability company, Lakes Shingle Springs, Inc., a Minnesota corporation, Lakes Kean Argovitz Resorts - California L.L.C., a Delaware limited liability company, Lakes Jamul, Inc., a Minnesota corporation and any other entity which may now or hereafter own or hold a management contract, consulting agreement or similar agreement with either the Shingle Springs Band of Miwok Indians or the Jamul Indian Village, together with all substitution or replacement rights and interests given in exchange therefore.

            (ii) The term "Rights to Payment" shall mean each and all of the contract rights and rights to payment of the Debtor arising under each of the Buyout Agreements, the "Consulting Agreements" (as respectively defined in the Buyout Agreements) and under or arising from any consulting, broker or other agreement involving (1) either Kevin Kean or any affiliate of Kean in which he directly or indirectly owns an ownership interest or is a director, officer, employee or agent, and (2) either or both of the Shingle Springs Band of Miwok Indians and/or the Jamul Indian Village or with any Secured Party, together with all substitutions, replacements and amendments thereto, each whether now existing or hereafter arising.


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


      2. Representations, Warranties and Agreements. Debtor represents, warrants and agrees with each secured party that:

            (a) Debtor has full power and authority to execute and deliver this Agreement, to perform Debtor's obligations hereunder and to subject the Collateral to the Security Interest and no consent, authorization or approval of any other person or entity is necessary with respect thereto or to grant each Secured Party a first perfected security interest in the Collateral. Debtor's social security number is the number shown at the beginning of this Agreement.

            (b) The Loan and Collateral will be used primarily for business purposes.

            (c) Debtor's principal residence is located at the address shown at the beginning of this Agreement. Debtor's records concerning its accounts and contract rights are kept at such address. Debtor will give at least 30 days advance written notice to Secured Party of any change in Debtor's principal residence. At reasonable times, the Secured Party may examine the Collateral and the Debtor's records pertaining to it, wherever located, and make copies of such records at the Debtor's expense; and the Debtor shall assist the Secured Party in so doing.

            (d) Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) and will maintain absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest, and will defend the Collateral against all claims or demands of all persons other than Secured Party and security interests, liens and encumbrances so existing of record on the date of this Agreement.

            (e) Debtor will not lease, sell or otherwise transfer or dispose of the Collateral or any interest therein except with the prior written consent of the Secured Party.

            (f) Debtor will not agree to any modification, amendment or cancellation of any Collateral without Secured Party's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

            (g) Debtor will promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest.

            (h) Debtor will promptly notify Secured Party of any material loss of or to any Collateral or of any adverse change in the prospect of payment of any material sums due on or under any instrument, chattel paper, account or contract right constituting Collateral or of any material adverse change in the Debtor's condition (financial or otherwise).

            (i) Debtor will if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured

      Party any payment obligations, instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor to Secured Party.

            (j) Debtor will from time to time execute or cause to be executed such financing statements, control and other agreements as Secured Party may reasonably deem required to be filed or obtained from any party in order to perfect the Security Interest and obtain "control" of any Collateral under the Uniform Commercial Code.

            (k) Debtor will pay when due or reimburse Secured Party on demand for all costs of collection of the Secured Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by Secured Party in connection with the creation, perfection, satisfaction or enforcement of the Security Interest or the execution or creation, continuance or enforcement of this Security Agreement, the Note or any other Loan Documents.

            (l) Debtor will execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party's rights and priorities under this Security Agreement.

            (m) Debtor will not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

            (n) Debtor will cause to be executed and delivered such intercreditor or subordination agreements as may be requested from time to time by and in form and substance acceptable to Secured Party from any other creditors holding a security interest or other liens in and to any Collateral as of the date of this Agreement or that may have a lien senior in priority to the Security Interest of the Secured Party and agrees to at all times comply with and not to take any action which would be in violation of any of the terms and conditions set forth in such agreements.

            (o) The Debtor will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide the Secured Party with such information concerning its business affairs and financial condition as the Secured Party may reasonably request.

            (p) Each representation and warranty set forth in this Section 2 or elsewhere in this Agreement or any other Loan Documents shall be deemed to be restated and reaffirmed by the Debtor to the Secured Party on and as of the date of each advance under this Agreement.

If Debtor at any time fails to perform or observe any agreement contained in Sections 2(d) through 2(l), immediately upon the occurrence of such failure, without notice or lapse of time,

Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party's option, in Secured Party's own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, or any other applicable Collateral); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with or as a result of Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the rate applicable to the Note. To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section 2.

      3. Events of Default. The occurrence of any Event of Default, as defined in the Note, shall constitute an Event of Default hereunder.

      4. Remedies Upon Event of Default. Upon the occurrence of an Event of Default and at any time thereafter until such Event of Default is cured, each Secured Party may terminate and/or suspend its obligation, if any, to make additional advances to the Debtor and/or to declare the outstanding unpaid principal balance of the Note, the accrued and unpaid interest thereon and all other Secured Obligations of the Debtor to each Secured Party to be due and payable in full, whereupon all such obligations shall immediately become due and payable in each case without presentation, demand, protest or further notice of any kind, all of which are hereby absolutely and forever waived, notwithstanding anything to the contrary contained herein or in any other applicable documents. Upon the occurrence of any Act of Bankruptcy (as such term is defined in the Note), then the unpaid principal balance of the Note, together with all interest accrued thereon and all other Secured Obligations shall thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any other applicable documents. In addition to the remedies for default set forth in the Note, this Agreement or any other Loan Documents, the Secured Party upon the occurrence of an Event of Default shall have all other rights and remedies for default provided by the Uniform Commercial Code, as well as any other applicable law and this Agreement, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO REPOSSESS, RENDER UNUSABLE AND/OR DISPOSE OF THE COLLATERAL WITHOUT JUDICIAL PROCESS. The rights and remedies specified herein are cumulative and are not exclusive of any rights or remedies which the Secured Party would otherwise have. With respect to such rights and remedies:



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

      (a) Assembling Collateral; Storage; Use of the Debtor Name/Other Property. The Secured Party may require the Debtor to assemble the Collateral and to make it available to the Secured Party at any convenient place designated by the Secured Party. The Debtor recognizes that the Secured Party will not have an adequate remedy in Law if this obligation is breached and accordingly, Debtor's obligation to assemble the Collateral shall be specifically enforceable. The Secured Party shall have the right to take immediate possession of said Collateral, and to exercise all voting rights with respect to the Collateral. Further, the Debtor releases the Secured Party from obtaining a bond or surety with respect to any repossession and/or disposition of the Collateral.

      (b) Notice of Disposition. Written notice, when required by law, sent to any address of the Debtor in this Agreement, at least ten (10) calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice. Notification to account debtors by the Secured Party shall not be deemed a disposition of the Collateral.

      (c) Possession of Collateral/Commercial Reasonableness. The Secured Party shall not, at any time, be obligated to either take or retain possession or control of the Collateral. With respect to Collateral in the possession or control of the Secured Party, the Debtor and the Secured Party agree that as a standard for determining commercial reasonableness, the Secured Party need not liquidate, correct, sell or otherwise dispose of any of the Collateral if the Secured Party believes, in good faith, that disposition of the Collateral would not be commercially reasonable, would subject the Secured Party to third-party claims or liability, that other potential purchasers could be attracted or that a better price could be obtained if the Secured Party held the Collateral for up to one year or longer as may be appropriate in any circumstance, and the Secured Party shall not then be deemed to have retained the Collateral in satisfaction of the Obligations. Furthermore, the Secured Party may sell the Collateral on credit (and reduce the Obligations only when payment is received from the buyer), at wholesale and/or with or without an agent or broker, and the Secured Party need not complete, process or repair the Collateral prior to disposition.

      (d) Waiver by the Secured Party. The Secured Party may permit the Debtor to attempt to remedy any default without waiving its rights and remedies hereunder, and the Secured Party may waive any default without waiving any other subsequent or prior default by the Debtor. Furthermore, delay on the part of the Secured Party in exercising any right, power or privilege hereunder or at law shall not operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude other exercise thereof or the exercise of any other right, power or privilege. No waiver or suspension shall be deemed to have occurred unless the Secured Party has expressly agreed in writing specifying such waiver or suspension.



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

      (e) Collateral Preservation. The Secured Party shall use reasonable care in the custody and preservation of any Collateral in its physical possession but in determining such standard of reasonable care, the Debtor expressly acknowledges that the Secured Party has no duty to:
            (i) insure the Collateral against hazards; (ii) ensure that the Collateral will not cause damage to property or injury to third parties; (iii) protect it from seizure, theft or conversion by third parties, third parties' claims or acts of God; (iv) give to the Debtor any notices received by the Secured Party regarding the Collateral; (v) perfect or continue perfection of any security interest in favor of the Debtor, (vi) perform any services, complete any work-in-process or take any other action in connection with the management or maintenance of the Collateral; or (vii) sue or otherwise effect collection upon any accounts even if the Secured Party shall have made a demand for payment upon individual account debtors. Notwithstanding any failure by the Secured Party to use reasonable care in preserving the Collateral, the Debtor agrees that the Secured Party shall not be liable for consequential or special damages arising therefrom.

      5. Other Personal Property. If at the time Secured Party takes possession of any tangible Collateral, any goods, papers or other properties of Debtor, not affixed to or constituting a part of such Collateral, are located or to be found upon or within such Collateral, Debtor agrees to notify Secured Party in writing of that fact, describing the property so located or to be found, within 7 calendar days after the date on which Secured Party took possession. Unless and until Secured Party receives such notice from Debtor, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge of the fact that it was located or to be found upon such Collateral.

      6. Amendment; Waivers. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party and Debtor. A waiver shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies.

      7. Notices. All notices to be given to Debtor shall be deemed sufficiently given if mailed by registered or certified mail, postage prepaid, or delivered to Debtor at Debtor's address set forth above or at the most recent address shown on Secured Party's records or by telex or facsimile.

      8. Miscellaneous. The rights, options, powers and remedies granted in this Agreement shall extend to the Secured Party and to its successors and assigns, and shall be binding upon the Debtor and its successors and assigns and shall be applicable hereto and to all renewals and/or extensions hereof. This Agreement shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. This Agreement may be executed by the parties hereto in several counterparts and by facsimile and each such counterpart shall be deemed to be an original and all of which shall constitute together but one in the same agreement. None of the provisions of this Agreement shall inure to the benefit of any person or entity other than the parties hereto. This Agreement shall not be construed to create a partnership or joint venture between the Debtor and the Secured Party. This Agreement shall be governed by and construed in accordance with Minnesota law without regard to conflicts of law principles.

      9. WAIVER OF JURY TRIAL/JURISDICTION. THE DEBTOR AND THE SECURED PARTY HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. THE DEBTOR AND THE SECURED PARTY EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

      THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF HENNEPIN, STATE OF MINNESOTA OR, AT THE SOLE OPTION OF THE SECURED PARTY, IN ANY OTHER COURT IN WHICH THE SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. DEBTOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

      10. DISPUTE RESOLUTION/ARBITRATION. Notwithstanding the foregoing, the parties hereby agree that, in connection with any dispute hereunder, the parties will negotiate in good faith for up to twenty days. If they are unable to resolve the dispute in such period, then either party may demand and such dispute shall be submitted to and resolve by binding arbitration in accordance with the following terms:

            (a) Governing Rules. Any arbitration proceeding will (i) proceed in a location in Minneapolis Minnesota selected by the American Arbitration Association ("AAA"); (ii) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. The arbitration requirement does not limit the right of any party to obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver or the exercise of any foreclosure or self-help remedies, before during or after the pendency of any arbitration proceeding.

            (b) Arbitrator Powers. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Minnesota Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

            (c) Miscellaneous. The arbitrator shall award all costs and expenses of the arbitration proceeding. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the documents between the parties or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the documents or any relationship between the parties.

         [The remainder of this page has intentionally been left blank.]



                          (THE SIGNATURE PAGE FOLLOWS.)

      THE PARTIES have executed this Loan and Security Agreement the day and year first above written.

SECURED PARTIES:    LAKES ENTERTAINMENT, INC.

                    By: /s/ Timothy J. Cope
                        --------------------------------------------
                        Timothy J. Cope
                        Its: CFO

                    LAKES SHINGLES SPRINGS, INC.

                    By: /s/ Timothy J. Cope
                        --------------------------------------------
                        Timothy J. Cope
                        Its: CFO

                    LAKES JAMUL, INC.

                    By: /s/ Timothy J. Cope
                        --------------------------------------------
                        Timothy J. Cope
                        Its: CFO

                    LAKES CALIFORNIA LAND
                    DEVELOPMENT, INC.

                    By: /s/ Timothy J. Cope
                        --------------------------------------------
                        Timothy J. Cope
                        Its: CFO

                    LAKES KAR-SHINGLE SPRINGS, L.L.C.
                    By:  Lakes Shingle Springs, Inc.
                    Its: Member

                    By: /s/ Timothy J. Cope
                        --------------------------------------------
                        Timothy J. Cope
                        Its: Chief Financial Officer

                    LAKES KAR-SHINGLE SPRINGS, L.L.C.
                    By:  Lakes Shingle Springs, Inc.
                    Its: Member

                    By: /s/ Timothy J. Cope
                        --------------------------------------------
                        Timothy J. Cope
                        Its: Chief Financial Officer


DEBTOR:             KEVIN M. KEAN

                    /s/ Kevin M. Kean
                    ------------------------------------------------